UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2014

SIGMABROADBAND CO.

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

Georgia	333-191426	46-1289228
(State or other jurisdiction	(Commission	(IRS Emplyer
of incorporation)	File Number)	Identification No.)

2690 Cobb Parkway		33080
Suite A5		Zip Code
Atlanta, Georgia
(Address of principal executive officer)

Registrant’s telephone number, including area code (800) 545-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06. Change in Shell Company Status.

After receipt of a comment letter from the Securities Exchange Commission (the “Commission), the Board of Directors of SigmaBroadband Co., a Georgia corporation (the “Company”), re-assessed the Company’s status as a shell corporation and hereby withdraws Item 5.06 in the Form 8-K that was filed on November 7, 2014 as it appears to have been filed prematurely. The Company will re-file when sufficient Form 10 information has been provided to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMABROADBAND CO.

Date: April 13, 2015	By:	/s/ Jeffery A. Brown
Jeffery A. Brown
President, Secretary,
Principal Executive Officer and Director

Date: April 13, 2015	By:	/s/ Timothy D. Valley
Timothy D. Valley
Chief Financial Officer and
Principal Accounting Officer